FIRST AMENDMENT TO
                              RESTATED AND AMENDED
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                     ACCELERATED MANAGEMENT PERFORMANCE PLAN
                                     (1988)


         AMENDMENT made as of the 30th day of August, 1988, by Public Service Company of New Mexico (PNM), Meadows Resources, Inc., Paragon Resources, Inc., Sunbelt Mining Company, Inc.

         WHEREAS, under section 9.01 of the Restated and Amended Public Service Company of New Mexico Accelerated Management Performance Plan (the "Plan", each Employer Company reserves the right at any time to amend the Plan, and

         WHEREAS, each Employer Company desires to amend the Plan,

         NOW, THEREFORE, each Employer Company does hereby amend the Plan in the manner to the extent hereinafter set forth:

         1. Article V is amended by redesignating Sections 5.03 and 5.04 as 5.04 and 5.05 and inserting after Section 5.02 the following new sections:

         "5.03 Benefit of Employee Electing 1988 Early Retirement Window.

         5.03.1 A Participating Employee electing Early Retirement Benefit, Deferred Early Retirement Benefit, or Normal Retirement Benefit under Section 6.20A.1. of the 1988 Early Retirement Window Amendment to the Employee's Retirement Plan shall receive an annual benefit for the life of such person in an amount equal to two percent (2%) times annual rate of base earnings on October 1, 1998, or such other amounts as may be designated by the President and Chairman of PNM, times the total of his Performance Credits on October 31, 1988, plus five additional Performance Credits, not in excess of the Maximum Performance Credits, times a fraction the numerator of which is sixty-two (62) and the denominator of which is sixty (60), payable in monthly installments commencing the month in which the Early Retirement Benefit, Deferred Early Retirement Benefit, or Normal Retirement Benefit commences and reduced by the Employee's Early Retirement Benefit, Deferred Early Retirement Benefit, or Normal Retirement Benefit paid under the Employee's Retirement Plan.

         5.03.2  A  Participating   Employee   electing  under  the  1988  Early
Retirement Window to receive an Early Retirement Benefit, Deferred Early Retirement Benefit, or Normal Retirement Benefit under Section 6.20A.2. of the Employee's Retirement Plan shall receive an annual benefit for life of such person in an amount equal to two percent (2%) times his annual rate of base earnings on October 1, 1998, or such other amount as may be designated by the Chairman and President of PNM, times his Performance Credits, reduced, if he has not attained his Normal Retirement Date, by two and four tenths percent (2.4) for each Performance Credit less than the Maximum Performance Credits, payable in monthly installments commencing the month in which the Early Retirement
Benefit, Deferred Early Retirement Benefit, or Normal Retirement Benefit commences and further reduced by the Employee's Early Retirement Benefit, Deferred Early Retirement Benefit, or Normal Retirement Benefit paid under the Employee's Retirement Plan."

         IN WITNESS WHEREOF, Public Service Company of New Mexico, Meadows Resources, Inc., Paragon Resources, Inc., Sunbelt Mining Company, Inc., Sunterra Gas Gathering Company, and Sunterra Gas Processing Company have caused this Amendment to be executed by their respective Presidents and Secretaries the date first above written.

                                       PUBLIC SERVICE COMPANY
                                         OF NEW MEXICO


                                       By  /s/ J. D. Geist
                                       ----------------------------------------
                                             Jerry D. Geist
                                             Chairman and President
ATTEST:



/s/ J. B. Mulcock, Jr.
----------------------------------
Secretary

                                       MEADOWS RESOURCES, INC.



                                       By /s/ James F. Jennings, Jr.
                                       ----------------------------------------
                                           James F. Jennings, Jr.
                                           President and
                                           Chief Executive Officer

ATTEST:


----------------------------------
Secretary
                                       PARAGON RESOURCES, INC.



                                       By  /s/ J. L. Wilkins
                                       ----------------------------------------
                                       Its   President

ATTEST:


/s/ J. B. Mulcock, Jr.
----------------------------------
Secretary

                                       SUNBELT MINING COMPANY, INC.



                                       By  /s/ A. J. Robison
                                       ----------------------------------------
                                       Its  President

ATTEST:


/s/ J. B. Mulcock, Jr.
----------------------------------
Secretary



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